                                   EXHIBIT 1

     JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
             FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. VOTING TRUST
         ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY

         WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

         NOW, THEREFORE, the parties hereto agree as follows:

         FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. VOTING TRUST, ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with Rule 13d-1(f) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                                          FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Dated:   May 1, 1998                      By:   /s/ EMANUEL J. FRIEDMAN
                                             -----------------------------------
                                              Name: Emanuel J. Friedman
                                              Title: Chairman


Dated:   May 1, 1998                      FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
                                           VOTING TRUST

                                          By: /s/ ERIC F. BILLINGS
                                             -----------------------------------
                                                  Eric F. Billings
                                                  Trustee

                                          By: /s/ EMANUEL J. FRIEDMAN
                                             -----------------------------------
                                                  Emanuel J. Friedman
                                                  Trustee

                                          By: /s/ W. RUSSELL RAMSEY
                                             -----------------------------------
                                                  W. Russell Ramsey
                                                  Trustee

                                          By: /s/ ERIC F. BILLINGS
Dated:   May 1, 1998                         -----------------------------------
                                                  Eric F. Billings

                                          By: /s/ EMANUEL J. FRIEDMAN
Dated:   May 1, 1998                         -----------------------------------
                                                  Emanuel J. Friedman

                                          By: /s/ W. RUSSELL RAMSEY
Dated:   May 1, 1998                         -----------------------------------
                                                  W. Russell Ramsey